附件一

出口商票融资合同

2015年城区外字1号

申请人（全称）：潍坊雷克兰劳保用品有限公司

融资社/行（全称）：山东安丘农村商业银行股份有限公司

申请人因经营需要，拟向融资社/行申请办理出口商票融资，融资社/行同意受理申请人的融资申请，按规定审核、提供融资。依据国家有关法律法规，双方经协商一致，订立本合同。

第一条 定义

凡本合同中出现以下名词，均按本条对该名词的定义理解：

1、出口商票融资是指申请人在采用赊销 O/A、承兑交单（D/A ）等信用方式向进口商销售货物或提供服务时，按照贸易合同规定出运货物或提供服务后，将出口商业发票项下应收账款债权转让与融资社/行，向融资社/行申请资金融通。融资社/行在不承担进口商付款风险，并向申请人保留融资追索权的前提下，按照发票面值一定比例向申请人提供资金融通，并提供销售分户账信息服务。

2、销售分户账信息服务是指融资社/行对申请人转让的全部应收账款明细、融资情况以及收汇情况，按照融资社/行与申请人的约定期限以出具对账单的形式提供给申请人的一种信息服务。

3、O/A 是指申请人根据贸易合同规定向境外进口商发运货物或提供服务之后，将相关单据寄交进口商，由进口商在双方规定的付款日期自行以电汇的方式向申请人支付货款的信用交易方式，可表述为 O/A XX 天或 T/T XX 天或表述为提单日后 XX 天付款、发票日后 XX 天付款，其中 XX 天为赊账交易天数。

4、特定进口商是指与申请人订有买卖合同 、服务合同或其他合同而成为申请人应收账款债务人的境外进口商。

5、应收账款是指申请人依照其与特定进口商的买卖合同、服务合同或其他合同的规定履行了相关义务后，向特定进口商请求于一定清偿日给付一定金额的货币债权。

第二条 服务条件

融资社/行不承担特定进口商的任何不付款风险并对申请人的出口商票融资有永久的追索权，在融资社/行向申请人提供出口商票融资情况下，申请人必须在融资款项到期日无条件偿还融资社/行融资本息及相关费用。

第三条 融资内容

1、融资金额：本合同限定最高融资余额折合（币种及金额大写）为人民币捌佰万元。在此限额下，融资社/行凭申请人出具的《出口商票融资申请书》、商业发票及相关单据根据自身的资金情况、申请人的经营状况等因素按规定逐笔审核并确定是否提供融资。

2、融资期限：从2015年3月25日起至2015年9月21日止。在此期限内，每笔应收账款的融资期限以该笔融资借款凭证的记载为准。每笔出口商票融资的到期日可以不受本合同约定的融资期限届满的限制。

3、融资利率：每笔应收账款的融资利率以该笔融资借款凭证的记载为准。

第四条 下列条件未满足的，融资社/行有权不提供本合同项下融资：

1、申请人在融资社/行处开立 一般 账户。

2、申请人按照融资社/行要求提供有关文件、资料并已按照有关规定办妥与本融资有关的批准、登记及其他法定手续。

3、办理单笔业务时，申请人已向融资社/行出具《出口商票融资申请书》及其他相关资料，并获得融资社/行审批同意。

4、本合同项下融资有保证担保的，保证合同已签订并生效。本合同项下融资有抵押、质押担保的，有关登记及/或保险等法律手续已按融资社/行要求办妥，且该担保、保险持续有效。

第五条 还款来源及还款方式

融资社/行以每笔受让应收账款项下收回的款项作为融资的还款来源直接清收。如所得款项少于融资金额，应收利息及银行费用的总额，差额部分可于融资到期后直接从申请人任何账户及其他出口收款中划收。账户金额或出口收款款项不足的，差额部分由申请人另行清偿。

第六条 应收账款的转让

1、申请人应将其对特定进口商的所有已发生而未受清偿的应收账款填写明细表并交付融资社/行。

2、申请人应在开立给特定进口商的商业发票上注明付款条件及账款到期日，并详细记载融资社/行所要求的债权转让字句（Assignment Clause），以明确表示并通知特定进口商融资社/行为该应收账款的唯一受让人及债权人，并将含发票和运输单据在内的出口商。票融资项下全套单据交付融资社/行寄往申请人指定的进口商。

办理承兑交单（D/A）项下出口商票融资时，申请人应将汇票背书转让予融资社/行。

3、在履行前项义务的同时，申请人应将其与特定进口商在本合同生效后所产生的所有应收账款以《应 收 账 款 债 权 转 让 通 知 书》（Notification and Transfer of Receivables）的形式转让给融资社/行，通知书的内容及格式应以融资社/行提供的样本为准。未经融资社/行书面同意，申请人不得变更其内容与格式。

4、申请人应将融资社/行要求的出口商票融资项下全套单据(出口货物报关单、相关发票正/副本、全套运输单据、贸易合同及其中规定的其他单据)于出货后但不得晚于付款到期日前十日送达融资社/行

5、申请人就应收账款的转让承诺如下：

（1）所转让的每笔应收账款均存在真实的贸易背景，应收账款的债权可以转让且融资社/行为唯一的受让人，申请人未与特定进口商约定债务转移由第三人支付。

（2）特定进口商对每笔应收账款的付款义务不能提出抗辩，且不存在可以对该应收账款主张任何权利的第三人。

（3）在应收账款转让时，该应收账款之上不存在任何抵销、反索赔、质押、限制权利、禁止转让等情形，并且该应收账款的金额确定。

（4）非经融资社/行书面同意，不得就已转让给融资社/行的应收账款变更部分或全部付款条件或付款方式，或与特定进口商达成任何有损于融资社/行权益的协议。

第七条 申请人权利和义务

1、有权按本合同约定取得和使用融资。

2、办妥履行本合同所必备的法律和行政审批手续。

3、按融资社/行要求提交，出口商票融资申请书，及相关单据。

4、本合同项下融资的人民币，外币结算业务均通过申请人在融资社/行开立的账户办理，申请人不得以任何方式向特定进口商提供寄单面函以外的收汇路径，如未通过融资社/行的账户而收到应收账款项下的款项，申请人应立即通知融资社/行并偿还融资本息

5、融资社/行提供真实的财务报表、所有开户行账户、存款余额资料、对外担保信息以及融资社/行要求的其他信息、资料，并积极配合。融资社/行对生产经营 、财务活动及本合同项下融资使用情况的监督和检查。

6、申请人保证与特定进口商间的交易在其经营范围之内，并均以正当合法的方式进行，保证出口商票融资项下商品交易的真实性和合法性 并已履行了与特定进口商签订的买卖或服务合同中的义务，支付了有关文件传递、仓储 、运输 、保险费用，并完纳相关税费。

7、申请人应向融资社/行提供申请人与特定进口商之间的所有交易条件、折扣及其金额等额等相关资料，并应立即主动告知任何其已知悉的有关特定进口商的交易信用、支付能力、商业纠纷，不利于应收账款回收的信息或其他相关信息，以及这些信息的变化情况。

8、申请人应向融资社/行书面指定联络人，融资社/行的所有通知都可直接向该联络人送达对于该联络人从融资社/行接受或向融资社/行做出意思表示的行为 ，申请人不得事后以该联络人未获得申请人授权或超越权限而予以否认。

9、申请人同意融资社/行在必要的时候以申请人的名义或与申请人共同提起诉讼或采取其他强制收回应收账款的措施 ，申请人保证其与特定进口商的买卖或服务合同中没有排除申请人所在国家或地区法院对涉及应收账款纠纷的管辖权。

10、催收及管理　融资社/行不承担应收账款催收的责任。

11、若申请人破产，收回的所有应收账款优先用于偿还出口商票融资款项。

12、发生以下事项时，将于事项始发 5 日内书面通知融资社/行并落实融资社/行认可的债权保全措施：

（1）发生隶属关系变更、高层人事变动、公司章程修改以及组织结构调整。

（2）停产歇业、注销登记、被吊销营业执照或被申请破产。

（3）财务状况恶化，生产经营发生严重困难或发生重大诉讼、仲裁事件。

（4）变更名称、住所地、法定代表人、联系方式等事项。

（5）发生对融资社/行债权实现有重大不利影响的其他事项。

13、实施下列行为的，应事先征得融资社/行同意，并落实债务清偿措施：

（1）实施承包、租赁、股份制改造、联营、合并、兼并、分立、合资、资产转让减少注册资本金、申请停业整顿、申请解散、申请破产以及其他足以引起本合同之债权、债务关系变化或影响融资社/行债权实现的行为。

（2）为他人债务提供保证或以其主要财产向第三人抵押、质押、可能影响本合同项下偿债能力的行为。

14、申请人及其投资者不得以抽逃资金、转移资产或擅自转让股份等方式逃避对融资社/行的债务。

15、本合同项下融资的保证人出现停产、歇业、注销登记、被吊销营业执照、破产以及经营亏损等情形、部分或全部丧失与本合同相应的担保能力、或者为本合同项下融资担保的抵押物、质物、质押权利价值减损、申请人应当及时提供融资社/行认可的其他担保。

16、未经融资社/行同意，申请人不得对融资社/行主张任何抵销或类似权利。

17、不与任何第三方签署有损于融资社/行在本合同项下权益的合同。

第八条 融资社/行的权利和义务

1、申请人按本合同约定向融资社/行提交出口商票融资申请手续时，融资社/行应及时受理。

2、融资社/行在审核批准申请人的融资申请之后，应及时足额向申请人发放融资款项。

3、融资社/行应就其因本合同而取得的申请人，特定进口商间的相关交易资料尽到保密义务、除依据法律法规、规章进行披露外，不得披露给任何第三人。

4、融资社/行对基于本合同所签署或送交给申请人的任何文件，事后不得以违反单位授权权限、公司章程、内部规章或其他内部决议为理由提出抗辩。

5、融资社/行有权了解申请人的生产经营、财务活动、融资使用等情况、有权要求申请人按期提供财务报表等信息、文件和资料。

6、申请人出现包括但不限于本合同第七条第 12、13、14 项列举的足以影

响融资社/行债权实现的不利行为或情形融资社/行有权停止办理出口商票融资业务，停止发放融资。提前收回已发放融资及采取其他债权保全措施。

7、融资社/行融资后对申请人具有永久的追索权，融资社/行不能按期收回融资本息及费用时，申请人承担无条件偿还责任，并保证立即组织资金偿还其债务。

8、融资社/行依据本合同约定收回或提前收回融资本息、费用及一切应向申请人索偿之损失时，融资社/行有权直接从申请人任何账户或其他出口收款中划收。

9、申请人归还的款项不足以清偿本合同项下应付数额的，融资社/行可以选择将该款项用于归还融资本金、利息或费用。

10、对于寄单索汇过程中因不可抗力引发的风险、发票和单据因邮寄、电讯传递发生遗失、延误错漏或者货物运输途中发生毁损、灭失、融资社/行不承担任何责任。

11、申请人未履行还款义务、融资社/行可以就申请人的违约行为对外进行公开披露。

第九条 利息和费用

1、融资利息，以融资金额自融资日起至到期日止依融资社/行核定的利率计收，利息计收的具体标准以每笔融资借款凭证的记载为准。

2、销售分户账信息服务手续费，根据甲乙双方的约定以申请人转让的应收账款总金额(所转让发票面值的总额)的_____%计收。

3、出口商票融资业务利息和手续费收入，以发票计价币种收取甲、乙双方也可以协商以人民币计收费用、汇率按照收取利息和手续费当天融资社/行所公布的人民币对该外币的汇率执行。

4、融资社/行按月将申请人应付的出口商票融资业务手续费通知给申请人申请人应于融资社/行通知当月的最后一个营业日之前向融资社/行全额支付该手续费，并自行负责由于支付该手续费而产生的其他费用。

5、除申请人直接支付商票融资的利息和手续费外 融资社/行有权选择从为申请人收取的账款或融资社/行提供给申请人的融资款项或申请人的其他收回款项或账户中直接划收。

6、本条所列的利息和手续费收取标准，融资社/行得以书面通知并经申请人同意后方可予以变更或调整。

7、申请人应和境外进口商达成因使用银行汇款方式结算而产生的费用以及其他费义务，不论该应收账款事后是否发生退货、折让、反转让、抵销等事项。

8、申请人应和境外进口商达成因使用银行汇款方式结算而产生的费用以及其他费用的分担协议，且不得向融资社/行要求对该费用负责，融资社/行因依照本合同收取应收账款及向申请人支付款项而产生的费用由申请人负担。

第十条 担保

本合同项下申请人对融资社/行的债务如有担保、担保方式为＿存货质押，担保合同另行签订。

第十一条 违约责任

1、对逾期融资，从逾期之日起在借款凭证记载的融资利率基础上上浮百分之＿伍拾＿（大写）计收逾期利息，直至本息清偿为止。

2、申请人违反本合同约定的，融资社/行有权停止发放融资，提前清收已发放融资停止受理其新的融资业务或采取其他资产保全措施。

3、本合同项下融资的任一担保人违反担保合同约定义务，融资社/行有权对申请人采取停止发放融资或提前收回已发放融资，停止受理其新的融资业务或采取其他资产保全措施。

4、融资社/行违反本合同第八条约定的，除继续履行合同外，应依法承担相应责任。

5、因申请人违约致使融资社/行采取诉讼或仲裁方式实现债权的，申请人应当承担融资社/行为此支付的律师费、差旅费及其他实现债权的费用。

第十二条 办理出口商票融资时使用的，《出口商票融资申请书》、《应收账款债权转让通知书》及有关凭证、文书为本合同不可分割的组成部分。

第十三条 争议解决

本合同履行中发生争议，可由各方协商解决，也可按以下第＿（1）＿种方式解决：

1、诉讼，由融资社/行住所地人民法院管辖。

2、仲裁，提交仲裁机构全称＿＿＿＿＿＿＿＿＿＿（仲裁机构全称）

按其仲裁规则进行仲裁。

在诉讼或仲裁期间，本合同不涉及争议的条款仍须履行。

第十四条 其他事项

____

____

第十五条 合同生效

本合同自双方签字和盖章之日起生效。

第十六条 本合同一式 贰 份，双方各执一份，担保人各一份，每份具有相同的法律效力。

第十七条 提示

融资社/行已提请申请人注意对本合同条款作全面准确理解并应申请人要求作了相应的说明。签约双方对本合同的含义认识一致。

申请人（签章）

融资社/行（签章）

法定代表人

负责人

或授权代理人

或授权代理人

签约日期 2015 年 3 月 21 日

签约地点 公司临高